    As filed with the Securities and Exchange Commission on November 16, 2000

                                                    Registration No. 333-_______


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               Triumph Group, Inc.
                               -------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    Delaware                                  51-0347963
------------------------------------------------           ------------------
(STATE OR OTHER JURISDICTION OF INCORPORATION              (I.R.S. EMPLOYER
             OR ORGANIZATION)                              IDENTIFICATION NO.)

      Four Glenhardie Corporate Center
       1255 Drummers Lane, Suite 200
              Wayne, Pennsylvania                        19087
------------------------------------------------       ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


                               Triumph Group, Inc.
                             1996 Stock Option Plan
                           -------------------------
                            (FULL TITLE OF THE PLAN)

                                 Richard C. Ill
                      President and Chief Executive Officer
                        Four Glenhardie Corporate Center
                          1255 Drummers Lane, Suite 200
                            Wayne, Pennsylvania 19087
                        ---------------------------------
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (610) 975-0420
                         ------------------------------
          (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                 with a copy to:

                         Richard M. Eisenstaedt, Esquire
                  Vice President, General Counsel and Secretary
                        Four Glenhardie Corporate Center
                          1255 Drummers Lane, Suite 200
                            Wayne, Pennsylvania 19087
                                 (610) 975-0420

                         CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------
  TITLE OF SECURITIES         AMOUNT TO BE              PROPOSED               PROPOSED                AMOUNT OF
   TO BE REGISTERED            REGISTERED               MAXIMUM                 MAXIMUM             REGISTRATION FEE
                                                   OFFERING PRICE PER       OFFERING PRICE(1)
                                                        SHARE(1)
----------------------------------------------------------------------------------------------------------------------
Common Stock, par               750,000                $34.6875              $26,015,625.00             $6,868.13
value $.001 per
share
----------------------------------------------------------------------------------------------------------------------


(1) Calculated in accordance with Rule 457(c) and (h), on the basis of the average of the high and low prices of Triumph Group, Inc. Common Stock on November 15, 2000, as reported on the New York Stock Exchange.

          PART I - INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     The documents containing the information specified in Part I of this Registration Statement will be given or sent to all employees of Triumph Group, Inc. who participate in the 1996 Stock Option Plan as specified by Rule 428 under the Securities Act of 1933, as amended.


          PART II - INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3. INCORPORATION OF PRIOR REGISTRATION STATEMENT.

     Triumph incorporates by reference the following:
     a. the contents of Triumph's Registration Statement on Form S-8, File
        No. 333-36957 relating to Triumph's 1996 Stock Option Plan;
     b. Triumph's Annual Report on Form 10-K for the year ended March 31, 2000;
     c. Triumph's Quarterly Report on Form 10-Q for the quarters ended June 30, 2000 and September 30, 2000; and
     d. Any future filings made with the SEC by Triumph under Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act until the offering is terminated.


ITEM 8.  EXHIBITS.

         5.1    Opinion of Ballard Spahr Andrews & Ingersoll, LLP

         23.1   Consent of Ernst & Young LLP

         23.3   Consent of Ballard Spahr Andrews & Ingersoll, LLP (contained in
                Exhibit 5.1)

         24.1 Power of Attorney (included on signature page of Registration Statement)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne, Commonwealth of Pennsylvania on November 16, 2000.


                                       TRIUMPH GROUP, INC.


                                       By:  /s/ Richard C. Ill
                                            ----------------------
                                            Richard C. Ill, President and Chief
                                            Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Each person whose signature appears below in so signing also makes, constitutes and appoints Richard C. Ill, and each of them, his true and lawful attorney-in-fact, with full power of substitution, for him in any and all capacities, to execute and cause to be filed with the Securities and Exchange Commission any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, and hereby ratifies and confirms all that said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.


Signature                                 Title                      Date
---------                                 -----                      ----
/s/ Richard C. Ill                     President, Chief           November 16, 2000
-------------------------              Executive Officer and
Richard C. Ill                         Director (Principal
                                       Executive Officer)

/s/ John R. Bartholdson                Senior Vice President,     November 16, 2000
------------------------               Chief Financial Officer,
John R. Bartholdson                    Treasurer and Director
                                       (Principal Financial
                                       Officer)


                                      -2-



/s/ Kevin E. Kindig                    Controller and Vice        November 16, 2000
---------------------------------      President (Principal
Kevin E. Kindig                        Accounting Officer)


/s/ Richard M. Eisenstaedt             General Counsel, Vice      November 16, 2000
---------------------------------      President and Secretary
Richard M. Eisenstaedt


/s/ Richard C. Gozon                   Director                   November 16, 2000
---------------------------------
Richard C. Gozon


/s/ Claude F. Kronk                    Director                   November 16, 2000
---------------------------------
Claude F. Kronk


/s/ Joseph M. Silvestri                Director                   November 16, 2000
---------------------------------
Joseph M. Silvestri


/s/ William O. Albertini               Director                   November 16, 2000
---------------------------------
William O. Albertini

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                  DESCRIPTION
-------                 -----------
5.1            Opinion of Ballard Spahr Andrews & Ingersoll, LLP

23.1           Consent of Ernst & Young LLP

23.3           Consent of Ballard Spahr Andrews & Ingersoll, LLP (contained in
               Exhibit 5.1)

24.1           Power of Attorney (included on signature page of Registration
               Statement)